Exhibit 99.1

FOR IMMEDIATE RELEASE	New York, NY (April 24, 2024)

Interpublic Announces First Quarter 2024 Results

FIRST QUARTER
•Total revenue, including billable expenses, was $2.50 billion
•Revenue before billable expenses (“net revenue”) was $2.18 billion, an increase of 0.3% from a year ago, with organic increase of 1.3%
•Net income was $110.4 million as reported
•Adjusted EBITA before restructuring charges was $205.5 million with 9.4% margin on net revenue, in seasonally small first quarter
•Diluted EPS was $0.29 as reported and was $0.36 as adjusted

Philippe Krakowsky, CEO of IPG:

“The first quarter results we are reporting today represent a solid start to the year, and are consistent with our 2024 targets. Our data and tech driven media offerings, healthcare marketing, and PR capabilities continued to perform strongly, driving our growth. Marketer sentiment has begun to improve relative to the back half of last year, and the new business pipeline is more active.

“We continue to enhance our offerings, further embedding precision and performance into our integrated, full-funnel media solutions, including our suite of Unified Retail Media services, which deliver cross-platform planning and optimization for a range of clients. We are also progressing in the integration of technologies such as Generative AI into the core of our marketing services capabilities, notably through our recently-announced partnership with Adobe, which speeds content ideation, creation, production and activation. By deploying proprietary best-in-class Acxiom data and identity products into our enterprise-wide marketing engine, we can create a more accurate picture of consumers and deeper connections with brands, all in the service of helping marketers drive growth and achieve business outcomes.

“At this point, with our smallest seasonal quarter complete, we continue to expect to achieve full-year organic growth of 1-2%, although a recent decision by a significant ongoing client will adversely impact the balance of this year and likely make achieving the top end of that target more challenging. With growth in that range, we continue to expect to deliver adjusted EBITA margin of 16.6% for the full year. The strength of our balance sheet positions us well to deliver on our long-standing commitment to capital returns and also augment our offerings and asset mix with M&A, with a particular focus on further broadening our commerce and digital transformation capabilities.”

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Summary

Revenue
•First quarter 2024: Total revenue, which includes billable expenses, was $2.50 billion, compared $2.52 billion in the first quarter of 2023.
•Revenue before billable expenses ("net revenue") was $2.18 billion, an increase of 0.3% from the first quarter of 2023.
•The organic increase of net revenue was 1.3% from the first quarter of 2023.

Operating Results
•In the first quarter of 2024, operating income was $184.2 million compared to $188.3 million in 2023. Adjusted EBITA before restructuring charges was $205.5 million compared to $210.8 million for the same period in 2023. First quarter 2024 margin of adjusted EBITA before restructuring charges was 9.4% on revenue before billable expenses.
•Refer to reconciliations in the appendix within this press release for further detail.

Net Results
•In the first quarter of 2024, the income tax provision was $47.3 million on income before income taxes of $160.6 million.
•First quarter 2024 net income available to IPG common stockholders was $110.4 million, resulting in earnings of $0.29 per basic and diluted share compared to earnings of $0.33 per basic and diluted share for the same period in 2023. Adjusted earnings were $0.36 per diluted share compared to adjusted earnings per diluted share of $0.38 a year ago. First quarter 2024 adjusted earnings excludes after-tax amortization of acquired intangibles of $16.5 million, after-tax restructuring charges of $0.5 million and an after-tax loss of $7.9 million on the sales of businesses.
•Refer to reconciliations in the appendix within this press release for further detail.

Operating Results

Revenue
Revenue before billable expenses of $2.18 billion in the first quarter of 2024 increased 0.3% compared with the same period in 2023. Compared to the first quarter of 2023, the effect of foreign currency translation was positive 0.1%, the impact of net dispositions was negative 1.1%, and the resulting organic increase of net revenue was 1.3%.

Operating Expenses
In the first quarter of 2024, total operating expenses, excluding billable expenses, increased 0.5%.
Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

In the first quarter of 2024, staff cost ratio, which is total salaries and related expenses as a percentage of revenue before billable expenses, decreased to 72.1% compared to 72.5% for the same period in 2023. Total salaries and related expenses in the first quarter of 2024 were $1.57 billion, a decrease of 0.3% from a year ago. The decrease was primarily driven by decreased base salaries, benefits and tax partially offset by increased severance expense.

In the first quarter of 2024, office and other direct expenses as a percentage of revenue before billable expenses decreased to 14.8% compared to 15.2% for the same period in 2023. Office and other direct expenses were $322.1 million in the first quarter of 2024, a decrease of 2.5% from a year ago, primarily driven by decreased client service costs and expenses related to company meetings and conferences.

Selling, general and administrative ("SG&A") expenses were $38.0 million in the first quarter of 2024, compared to $12.9 million a year ago, primarily due to increased centralized base salaries, benefits and tax and technology & software expenses.

Depreciation and amortization expense decreased by 2.0% during the first quarter of 2024 compared to the same period in 2023.

Non-Operating Results and Tax
Net interest expense decreased by $1.5 million to $14.1 million in the first quarter of 2024 from a year ago, primarily attributable to higher interest rates on net deposits.

Other expense, net was $9.5 million in the first quarter of 2024 which primarily related to losses on sales of businesses and the classification of certain assets and liabilities as held for sale.

The income tax provision in the first quarter of 2024 was $47.3 million on income before income taxes of $160.6 million. This compares to an income tax provision of $33.8 million for the first quarter of 2023 on income before income taxes of $166.0 million.

Balance Sheet
At March 31, 2024, cash and cash equivalents totaled $1.93 billion, compared to $2.39 billion at December 31, 2023 and $1.68 billion on March 31, 2023. Total debt was $3.19 billion at March 31, 2024, compared to $3.20 billion at December 31, 2023.
Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Share Repurchase Program
During the first three months of 2024, the Company repurchased 1.9 million shares of its common stock at an aggregate cost of $62.4 million and an average price of $32.41 per share, including fees.

Common Stock Dividend
During the first quarter of 2024, the Company declared and paid a common stock cash dividend of $0.330 per share, for a total of $126.6 million.

For further information regarding the Company's financial results as well as certain non-GAAP measures including organic revenue before billable expenses change, adjusted EBITA, adjusted EBITA before restructuring charges and adjusted earnings per diluted share, and the reconciliations thereof, please refer to the appendix within this press release and our Investor Presentation filed on Form 8-K herewith and available on our website, www.interpublic.com.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

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About Interpublic
Interpublic (NYSE: IPG) (www.interpublic.com) is a values-based, data-fueled, and creatively-driven provider of marketing solutions. Home to some of the world’s best-known and most innovative communications specialists, IPG global brands include Acxiom, Craft, FCB, FutureBrand, Golin, Huge, Initiative, IPG Health, IPG Mediabrands, Jack Morton, KINESSO, MAGNA, McCann, Mediahub, Momentum, MRM, MullenLowe Global, Octagon, R/GA, UM, Weber Shandwick and more. IPG is an S&P 500 company with total revenue of $10.89 billion in 2023.

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Contact Information
Tom Cunningham
(Press)
(212) 704-1326

Jerry Leshne
(Analysts, Investors)
(212) 704-1439
Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

Cautionary Statement

This release contains forward-looking statements. Statements in this report that are not historical facts, including statements regarding guidance, goals, intentions, and expectations as to future plans, trends, events, or future results of operations or financial position, constitute forward-looking statements. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results and outcomes to differ materially from those reflected in the forward-looking statements, and are subject to change based on a number of factors, including those outlined under item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other filings with the Securities and Exchange Commission ("SEC"). Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

◦the effects of a challenging economy on the demand for our advertising and marketing services, on our clients’ financial condition and on our business or financial condition;
◦our ability to attract new clients and retain existing clients;
◦our ability to retain and attract key employees;
◦risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in interest rates, inflation rates and currency exchange rates;
◦the economic or business impact of military or political conflict in key markets;
◦the impacts on our business of any pandemics, epidemics, disease outbreaks or other public health crises;
◦risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a challenging economy;
◦potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
◦developments from changes in the regulatory and legal environment for advertising and marketing services companies around the world, including laws and regulations related to data protection and consumer privacy; and
◦the impact on our operations of general or directed cybersecurity events.

Investors should carefully consider the foregoing factors and the other risks and uncertainties that may affect our business, including those outlined in more detail under Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and our quarterly reports on Form 10-Q and our other SEC filings. Investors are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update or revise publicly any of them in light of new information, future events, or otherwise.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

APPENDIX

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES CONSOLIDATED SUMMARY OF EARNINGS FIRST QUARTER REPORT 2024 AND 2023 (Amounts in Millions except Per Share Data) (UNAUDITED)

	Three Months Ended March 31,
	2024	2023	Fav. (Unfav.) % Variance
Revenue:
Revenue before Billable Expenses	$2,182.9	$2,176.9	0.3%
Billable Expenses	313.0	344.1	(9.0)%
Total Revenue	2,495.9	2,521.0	(1.0)%

Operating Expenses:
Salaries and Related Expenses	1,572.8	1,577.3	0.3%
Office and Other Direct Expenses	322.1	330.3	2.5%
Billable Expenses	313.0	344.1	9.0%
Cost of Services	2,207.9	2,251.7	1.9%
Selling, General and Administrative Expenses	38.0	12.9	>(100)%
Depreciation and Amortization	65.2	66.5	2.0%
Restructuring Charges	0.6	1.6	62.5%
Total Operating Expenses	2,311.7	2,332.7	0.9%
Operating Income	184.2	188.3	(2.2)%

Expenses and Other Income:
Interest Expense	(62.8)	(49.7)
Interest Income	48.7	34.1
Other Expense, Net	(9.5)	(6.7)
Total (Expenses) and Other Income	(23.6)	(22.3)

Income Before Income Taxes	160.6	166.0
Provision for Income Taxes	47.3	33.8
Income of Consolidated Companies	113.3	132.2
Equity in Net Income (Loss) of Unconsolidated Affiliates	0.3	(0.1)
Net Income	113.6	132.1
Net Income Attributable to Non-controlling Interests	(3.2)	(6.1)
Net Income Available to IPG Common Stockholders	$110.4	$126.0

Earnings Per Share Available to IPG Common Stockholders:
Basic	$0.29	$0.33
Diluted	$0.29	$0.33

Weighted-Average Number of Common Shares Outstanding:
Basic	378.4	385.8
Diluted	380.6	387.4

Dividends Declared Per Common Share	$0.330	$0.310

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

A1

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES U.S. GAAP RECONCILIATION OF NON-GAAP ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Three Months Ended March 31, 2024
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges	Net Losses on Sales of Businesses[1]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges[2]	$184.2	$(20.7)	$(0.6)		$205.5

Total (Expenses) and Other Income[3]	(23.6)			$(6.8)	(16.8)
Income Before Income Taxes	160.6	(20.7)	(0.6)	(6.8)	188.7
Provision for Income Taxes	47.3	4.2	0.1	(1.1)	50.5
Equity in Net Income of Unconsolidated Affiliates	0.3				0.3
Net Income Attributable to Non-controlling Interests	(3.2)				(3.2)
Net Income Available to IPG Common Stockholders	$110.4	$(16.5)	$(0.5)	$(7.9)	$135.3

Weighted-Average Number of Common Shares Outstanding - Basic	378.4				378.4
Dilutive effect of stock options and restricted shares	2.2				2.2
Weighted-Average Number of Common Shares Outstanding - Diluted	380.6				380.6

Earnings per Share Available to IPG Common Stockholders[4]:
Basic	$0.29	$(0.04)	$(0.00)	$(0.02)	$0.36
Diluted	$0.29	$(0.04)	$(0.00)	$(0.02)	$0.36

[1] Primarily relates to losses on complete dispositions of businesses and the classification of certain assets as held for sale.
[2] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page A3 in the appendix.
[3] Consists of non-operating expenses including interest expense, interest income and other expense, net.
[4] Earnings per share amounts are calculated on an unrounded basis but rounded for purposes of presentation.
Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

A2

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES U.S. GAAP RECONCILIATION OF NON-GAAP ADJUSTED RESULTS (Amounts in Millions) (UNAUDITED)
	Three Months Ended March 31,
	2024	2023

Revenue Before Billable Expenses	$2,182.9	$2,176.9

Non-GAAP Reconciliation:
Net Income Available to IPG Common Stockholders	$110.4	$126.0

Add Back:
Provision for Income Taxes	47.3	33.8
Subtract:
Total (Expenses) and Other Income	(23.6)	(22.3)
Equity in Net Income (Loss) of Unconsolidated Affiliates	0.3	(0.1)
Net Income Attributable to Non-controlling Interests	(3.2)	(6.1)
Operating Income	184.2	188.3

Add Back:
Amortization of Acquired Intangibles	20.7	20.9

Adjusted EBITA	$204.9	$209.2
Adjusted EBITA Margin on Revenue before Billable Expenses %	9.4%	9.6%

Restructuring Charges	0.6	1.6

Adjusted EBITA before Restructuring Charges	$205.5	$210.8
Adjusted EBITA before Restructuring Charges Margin on Revenue before Billable Expenses %	9.4%	9.7%

Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

A3

THE INTERPUBLIC GROUP OF COMPANIES, INC. AND SUBSIDIARIES U.S. GAAP RECONCILIATION OF NON-GAAP ADJUSTED RESULTS (Amounts in Millions except Per Share Data) (UNAUDITED)
	Three Months Ended March 31, 2023
	As Reported	Amortization of Acquired Intangibles	Restructuring Charges	Net Losses on Sales of Businesses[1]	Adjusted Results (Non-GAAP)
Operating Income and Adjusted EBITA before Restructuring Charges[2]	$188.3	$(20.9)	$(1.6)		$210.8

Total (Expenses) and Other Income[3]	(22.3)			$(4.2)	(18.1)
Income Before Income Taxes	166.0	(20.9)	(1.6)	(4.2)	192.7
Provision for Income Taxes	33.8	4.2	0.3	1.3	39.6
Equity in Net Loss of Unconsolidated Affiliates	(0.1)				(0.1)
Net Income Attributable to Non-controlling Interests	(6.1)				(6.1)
Net Income Available to IPG Common Stockholders	$126.0	$(16.7)	$(1.3)	$(2.9)	$146.9

Weighted-Average Number of Common Shares Outstanding - Basic	385.8				385.8
Dilutive effect of stock options and restricted shares	1.6				1.6
Weighted-Average Number of Common Shares Outstanding - Diluted	387.4				387.4

Earnings per Share Available to IPG Common Stockholders[4]:
Basic	$0.33	$(0.04)	$(0.00)	$(0.01)	$0.38
Diluted	$0.33	$(0.04)	$(0.00)	$(0.01)	$0.38

[1] Primarily relates to losses on complete dispositions of businesses and the classification of certain assets as held for sale.
[2] Refer to non-GAAP reconciliation of Adjusted EBITA before Restructuring Charges on page A3 in the appendix.
[3] Consists of non-operating expenses including interest expense, interest income and other expense, net.
[4] Earnings per share amounts are calculated on an unrounded basis but rounded for purposes of presentation.
Note: Management believes the resulting comparisons provide useful supplemental data that, while not a substitute for GAAP measures, allow for greater transparency in the review of our financial and operational performance.

Interpublic Group 909 Third Avenue New York, NY 10022 212-704-1200 tel 212-704-1201 fax

A4